UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2018

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.Entry into a Material Definitive Agreement.

On February 21, 2018 (the “Termination Date”), Cytori Therapeutics, Inc. (the “Company”) and 6262 Lusk Investors, LLC (the “Landlord”) entered into an agreement (the “Lease Termination Agreement”) terminating the Lease Agreement, dated as of February 27, 2017, as amended, between the Company and the Landlord (the “Lease Agreement”) for approximately 29,499 square feet of office space (the “Lease”), effective as of the Termination Date. The Company, in accordance with the terms of the Termination Agreement, paid a total termination fee to the Landlord of approximately $572,000 on the Termination Date, consisting of its initial rent payment and the amount of the Letter of Credit under the Lease Agreement, which the Company believes is less than the potential total lease and operating expense cash obligations that could have been incurred over one year.  The Company initiated negotiations with the Landlord to restructure the Lease in connection with the Company’s restructuring announced on September 1, 2017.  The negotiations related to allowing the Company to sublease part or the entirely of the office space to another tenant in order to reduce expenses and ongoing obligations, as well as delaying the commencement date of the Lease.

The foregoing summary of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

A summary of the material terms of the Lease Agreement was included in the Company’s Current Report on Form 8-K filed on March 3, 2017, which is qualified in its entirety by reference to the full text of the Lease Agreement (filed as Exhibit 10.41 to the Company’s Annual Report on Form 10-K filed on March 24, 2017 and incorporated herein by reference).

Item 1.02.Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above regarding the Termination Agreement and the termination of the Lease is incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
10.1	Lease Termination Agreement, dated February 21, 2018, by and between 6262 Lusk Investors LLC and Cytori Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: February 23, 2018	By: /s/ Tiago Girao
Tiago Girao
VP Finance and Chief Financial Officer